EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of Dragon International Group Corp. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission on November 15, 2005 (the "Report"), I, the undersigned, in the capacity and on the date indicated below, certify, pursuant to 18 U.S.C./ Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1.   The Report fully complies with the  requirements  of Rule 13(a)
               or 15(d) of the  Securities  Exchange   Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 14, 2005                     /s/ David Wu
                                              -----------
                                              David Wu, Chief Executive Officer